                                                                    EXHIBIT 99.1

The Fixed Rate Group

         The following tables describe the fixed rate group of mortgage loans and mortgaged properties as of the end of the Pre-Funding Period.

                                FIXED RATE GROUP
                             GEOGRAPHIC DISTRIBUTION
                                (TOP TEN STATES)

                          NUMBER OF           AGGREGATE         % OF AGGREGATE
        STATE           MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
        -----           --------------    -----------------    -----------------
 California........          333           $ 31,225,710.53            9.56%
 Pennsylvania......          539             28,471,032.03            8.71
 Michigan..........          381             21,611,651.64            6.61
 Florida...........          323             20,327,360.67            6.22
 New York..........          220             16,344,468.91            5.00
 Ohio..............          273             15,422,193.22            4.72
 Indiana...........          225             11,767,003.09            3.60
 Virginia..........          184             11,012,011.06            3.37
 Missouri..........          209             10,750,110.35            3.29
 Illinois..........          172             10,370,517.15            3.17
 Other.............        2,538            149,490,894.58           45.75
                           -----           ---------------          ------
     TOTAL.........        5,397           $326,792,953.23          100.00%
                           =====           ===============          ======

The mortgaged properties in the fixed rate group are located in a total of 49 states and the District of Columbia.


                               FIXED RATE GROUP
                             DISTRIBUTION OF CLTVS

      RANGE OF              NUMBER OF          AGGREGATE        % OF AGGREGATE
    CLTV RATIOS           MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
    -----------           --------------   -----------------   -----------------
   0.01 -  60.00%......         724         $ 29,847,674.17           9.13%
  60.01 -  70.00.......         561           28,900,340.31           8.84
  70.01 -  75.00.......       1,124           78,852,181.27          24.13
  75.01 -  80.00.......         866           54,887,280.75          16.80
  80.01 -  85.00.......       1,235           78,181,778.20          23.92
  85.01 -  90.00.......         622           40,515,361.27          12.40
  90.01 -  95.00.......          92            4,595,914.32           1.41
  95.01 - 100.00.......         168           10,606,405.89           3.25
 100.01 - 101.00.......           5              406,017.05           0.12
                              -----         ---------------         ------
   TOTAL...............       5,397         $326,792,953.23         100.00%
                              =====         ===============         ======

 Minimum CLTV:               9.77%
 Maximum CLTV:             100.93%
 Weighted Average CLTV:     77.13%

                                FIXED RATE GROUP
                   DISTRIBUTION OF REMAINING TERM TO MATURITY

                                      NUMBER OF         AGGREGATE         % OF AGGREGATE
         MONTHS REMAINING          MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
         ----------------          --------------   -----------------   -----------------
      1 -  60..................          31          $    684,905.86           0.21%
     61 - 120..................         326            10,707,382.24           3.28
    121 - 180..................       1,584            71,549,532.19          21.89
    181 - 240..................       1,818           109,169,552.99          33.41
    241 - 300..................          21             1,925,545.87           0.59
    301 - 360..................       1,617           132,756,034.08          40.62
                                      -----          ---------------         ------
    TOTAL......................       5,397          $326,792,953.23         100.00%
                                      =====          ===============         ======

Minimum Remaining Term:              8 Months
Maximum Remaining Term:            360 Months
Weighted Average Remaining Term:   267 Months


                                FIXED RATE GROUP
                       DISTRIBUTION OF PRINCIPAL BALANCES

       RANGE OF                      NUMBER OF         AGGREGATE         % OF AGGREGATE
   PRINCIPAL BALANCES              MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
   ------------------              --------------   -----------------   -----------------
 $  1,000 - $ 25,000......              911          $ 17,289,870.81           5.29%
   25,001 -   50,000......            1,925            72,304,406.14          22.12
   50,001 -   75,000......            1,296            78,627,181.41          24.05
   75,001 -  100,000......              531            45,968,333.93          14.07
  100,001 -  150,000......              462            55,223,059.26          16.90
  150,001 -  200,000......              164            27,925,101.72           8.55
  200,001 -  250,000......               50            11,040,637.45           3.38
  250,001 -  300,000......               31             8,582,667.95           2.63
  300,001 -  350,000......               14             4,446,070.87           1.36
  350,001 -  500,000......               13             5,385,623.69           1.65
                                      -----          ---------------         ------
   TOTAL..................            5,397          $326,792,953.23         100.00%
                                      =====          ===============         ======

Minimum Principal Balance:          $  1,061.02
Maximum Principal Balance:          $499,175.70
Average Principal Balance:          $ 60,550.85

                                FIXED RATE GROUP
                  DISTRIBUTION OF CURRENT MORTGAGE COUPON RATES

          RANGE OF                   NUMBER OF         AGGREGATE         % OF AGGREGATE
     MORTGAGE COUPON RATES         MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
     ---------------------         --------------   -----------------   -----------------
    5.001 -  6.000%..........             1          $     86,719.64           0.03%
    6.001 -  7.000...........            27             4,686,589.21           1.43
    7.001 -  8.000...........            66             9,621,181.81           2.94
    8.001 -  9.000...........           559            50,488,270.95          15.45
    9.001 - 10.000...........         1,302            96,671,856.91          29.59
   10.001 - 11.000...........         1,071            66,471,510.90          20.34
   11.001 - 12.000...........           679            37,190,245.30          11.38
   12.001 - 13.000...........           558            25,751,651.54           7.88
   13.001 - 14.000...........           426            14,858,313.89           4.55
   14.001 - 15.000...........           341            11,073,175.87           3.39
   15.001 - 16.000...........           209             6,007,762.77           1.84
   16.001 - 17.000...........           109             2,853,201.25           0.87
   17.001 - 18.000...........            30               636,000.36           0.19
   18.001 - 21.000...........            19               396,472.83           0.12
                                      -----          ---------------         ------
    TOTAL....................         5,397          $326,792,953.23         100.00%
                                      =====          ===============         ======

Minimum Current Mortgage Coupon Rate:             5.63%
Maximum Current Mortgage Coupon Rate:            20.45%
Weighted Average Current Mortgage Coupon Rate:   10.54%


                                FIXED RATE GROUP
                                  LIEN POSITION

                                     NUMBER OF          AGGREGATE         % OF AGGREGATE
       LIEN POSITION               MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
       -------------               --------------   -----------------   -----------------
First Lien....................         4,539         $303,893,504.67          92.99%
Second Lien...................           858           22,899,448.56           7.01
                                       -----         ---------------         ------
    TOTAL.....................         5,397         $326,792,953.23         100.00%
                                       =====         ===============         ======


                                FIXED RATE GROUP
                                AMORTIZATION TYPE

                                     NUMBER OF         AGGREGATE         % OF AGGREGATE
      AMORTIZATION TYPE            MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
      -----------------            --------------   -----------------   -----------------
Balloon.......................           333         $ 22,481,881.16           6.88%
Fully Amortizing..............         5,064          304,311,072.07          93.12
                                       -----         ---------------         ------
    TOTAL.....................         5,397         $326,792,953.23         100.00%
                                       =====         ===============         ======

                                FIXED RATE GROUP
                       DISTRIBUTION OF JUNIOR LIEN RATIOS

           RANGE OF                  NUMBER OF          AGGREGATE         % OF AGGREGATE
      JUNIOR LIEN RATIOS           MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
   0.01 -  10.00%...........              32         $    601,838.53            2.63%
  10.01 -  20.00............             263            6,089,612.83           26.59
  20.01 -  30.00............             289            7,317,625.44           31.96
  30.01 -  40.00............             148            4,988,740.35           21.79
  40.01 -  50.00............              69            2,134,670.35            9.32
  50.01 -  60.00............              18              655,847.67            2.86
  60.01 -  70.00............              18              411,410.14            1.80
  70.01 -  80.00............              11              374,261.79            1.63
  80.01 -  90.00............               7              220,865.45            0.96
  90.01 - 100.00............               3              104,576.01            0.46
                                         ---         ---------------          ------
    TOTAL...................             858         $ 22,899,448.56          100.00%
                                         ===         ===============          ======

Minimum Junior Lien Ratio:              6.58%
Maximum Junior Lien Ratio:            100.00%
Weighted Average Junior Lien Ratio:    29.12%


                                FIXED RATE GROUP
                         DISTRIBUTION OF PROPERTY TYPES

                                     NUMBER OF          AGGREGATE         % OF AGGREGATE
        PROPERTY TYPE              MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
        -------------              --------------   -----------------   -----------------
SF Detached/DeMinimus PUD.....         4,675         $287,506,720.71           87.98%
SF Row House/Townhouse/Condo..           267           12,739,000.35            3.90
Two to Four Family Home.......           228           14,775,928.92            4.52
Prefabricated Single Family...           227           11,771,303.25            3.60
                                       -----         ---------------          ------
    TOTAL.....................         5,397         $326,792,953.23          100.00%
                                       =====         ===============          ======


                                FIXED RATE GROUP
                        DISTRIBUTION OF OCCUPANCY STATUS

                                     NUMBER OF          AGGREGATE         % OF AGGREGATE
      OCCUPANCY STATUS             MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
      ----------------             --------------   -----------------   -----------------
Owner Occupied................         4,980         $305,194,782.03           93.39%
Non-Owner Occupied............           417           21,598,171.20            6.61
                                       -----         ---------------          ------
    TOTAL.....................         5,397         $326,792,953.23          100.00%
                                       =====         ===============          ======

Owner Occupied includes vacation and second homes.

                                FIXED RATE GROUP
                            DISTRIBUTION OF SEASONING

     MONTHS ELAPSED                  NUMBER OF          AGGREGATE         % OF AGGREGATE
   SINCE ORIGINATION               MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
   -----------------               --------------   -----------------   -----------------
   0 -   6..................           4,695         $285,008,918.76           87.21%
   7 -  12..................             578           34,599,653.96           10.59
  13 -  24..................              76            5,580,532.21            1.71
  25 - 142..................              48            1,603,848.30            0.49
                                       -----         ---------------          ------
   TOTAL....................           5,397         $326,792,953.23          100.00%
                                       =====         ===============          ======

Minimum Seasoning:                   0 Months
Maximum Seasoning:                 142 Months
Weighted Average Seasoning:          4 Months

The ARM Group

         The following tables describe the ARM group of mortgage loans and the mortgaged properties as of the end of the Pre-Funding Period.

                                    ARM GROUP
                             GEOGRAPHIC DISTRIBUTION
                                (TOP TEN STATES)

                                           NUMBER OF                AGGREGATE             % OF AGGREGATE
               STATE                     MORTGAGE LOANS         PRINCIPAL BALANCE       PRINCIPAL BALANCE
               -----                     --------------         ------------------      -----------------
California......................                42               $    5,748,337.79              7.51%
Michigan........................                80                    4,779,646.79              6.25
Washington......................                41                    4,279,056.99              5.59
Florida.........................                49                    4,178,614.15              5.46
Oregon..........................                33                    3,766,283.72              4.92
New York........................                39                    3,696,851.58              4.83
Georgia.........................                33                    3,501,757.39              4.58
Colorado........................                25                    3,464,749.15              4.53
Illinois........................                44                    3,343,983.31              4.37
Ohio............................                46                    3,115,885.12              4.07
Other...........................               499                   36,653,109.44             47.89
                                         --------------         ------------------      -----------------
    TOTAL.......................               931               $   76,528,275.43            100.00%
                                         ==============         ==================      =================

     The mortgaged properties in the ARM group are located in 45 states.



                                    ARM GROUP
                              DISTRIBUTION OF LTVS

             RANGE OF                      NUMBER OF               AGGREGATE             % OF AGGREGATE
            LTV RATIOS                  MORTGAGE LOANS         PRINCIPAL BALANCE       PRINCIPAL BALANCE
            ----------                  --------------         -----------------       -----------------
     0.01 - 60.00% ..............              81               $ 4,292,457.56                   5.61%
    60.01 - 70.00 ...............              87                 6,200,725.18                   8.10
    70.01 - 75.00 ...............             243                22,474,785.51                  29.37
    75.01 - 80.00 ...............             148                11,182,635.68                  14.61
    80.01 - 85.00 ...............             198                17,875,879.81                  23.36
    85.01 - 90.00 ...............             146                12,595,948.50                  16.46
    90.01 - 95.00 ...............              22                 1,647,500.99                   2.15
    95.01 - 100.00 ..............               6                   258,342.20                   0.34
                                        --------------         -----------------       -----------------
TOTAL: ..........................             931               $76,528,275.43                 100.00%
                                        ==============         =================       =================

      Minimum LTV Ratio:              12.14%
      Maximum LTV Ratio:              98.99%
      Weighted Average LTV Ratio:     78.08%

                                    ARM GROUP
                   DISTRIBUTION OF REMAINING TERM TO MATURITY

                                           NUMBER OF               AGGREGATE             % OF AGGREGATE
         MONTHS REMAINING               MORTGAGE LOANS         PRINCIPAL BALANCE       PRINCIPAL BALANCE
         ----------------               --------------         -----------------       -----------------
      1  -    60................              3                $       67,484.55             0.09%
     61  -   120................             14                       529,022.10             0.69
    121  -   180................             31                     1,398,851.05             1.83
    181  -   240................             54                     3,931,023.76             5.14
    241  -   300................              4                       257,542.79             0.34
    301  -   360................            825                    70,344,351.18            91.91
                                        --------------         -----------------       -----------------
    TOTAL.......................            931                $   76,528,275.43           100.00%
                                        ==============         =================       =================

      Minimum Remaining Term:                   49 Months
      Maximum Remaining Term:                  360 Months
      Weighted Average Remaining Term:         347 Months



                                    ARM GROUP
                       DISTRIBUTION OF PRINCIPAL BALANCES

             RANGE OF                      NUMBER OF               AGGREGATE             % OF AGGREGATE
        PRINCIPAL BALANCES              MORTGAGE LOANS         PRINCIPAL BALANCE       PRINCIPAL BALANCE
        ------------------              --------------         -----------------       -----------------
$    1,000 - $   25,000.........               30              $      618,178.10             0.81%
    25,001 -     50,000.........              250                   9,810,730.66            12.82
    50,001 -     75,000.........              271                  16,713,015.07            21.84
    75,001 -    100,000.........              134                  11,664,297.46            15.24
   100,001 -    150,000.........              152                  18,402,803.69            24.05
   150,001 -    200,000.........               61                  10,469,493.79            13.68
   200,001 -    250,000.........               16                   3,590,764.25             4.69
   250,001 -    300,000.........                6                   1,617,705.98             2.11
   300,001 -    350,000.........                9                   2,894,873.90             3.78
   350,001 -    400,000.........                2                     746,412.53             0.98
                                        --------------         -----------------       -----------------
    TOTAL.......................              931              $   76,528,275.43           100.00%
                                        ==============         =================       =================

         Minimum Principal Balance:      $    10,949.98
         Maximum Principal Balance:      $   384,412.53
         Average Principal Balance:      $    82,200.08



                                    ARM GROUP
                         DISTRIBUTION OF PROPERTY TYPES

                                              NUMBER OF               AGGREGATE           % OF AGGREGATE
            PROPERTY TYPE                  MORTGAGE LOANS         PRINCIPAL BALANCE      PRINCIPAL BALANCE
            -------------                  --------------         -----------------      -----------------
SF Detached/DeMinimus PUD..........              816              $   67,928,914.21           88.76%
SF Row House/Townhouse/Condo.......               46                   3,126,190.14            4.09
Two to Four Family Home............               40                   3,735,082.09            4.88
Prefabricated Single Family........               29                   1,738,088.99            2.27
                                           --------------         -----------------      -----------------
    TOTAL..........................              931              $   76,528,275.43          100.00%
                                           ==============         =================      =================

                                    ARM GROUP
                        DISTRIBUTION OF OCCUPANCY STATUS

                                           NUMBER OF               AGGREGATE             % OF AGGREGATE
         OCCUPANCY STATUS               MORTGAGE LOANS         PRINCIPAL BALANCE       PRINCIPAL BALANCE
         ----------------               --------------         -----------------       -----------------
Owner Occupied.....................           844              $   71,131,726.22            92.95%
Non-Owner Occupied.................            87                   5,396,549.21             7.05
                                        --------------         -----------------       -----------------
    TOTAL..........................           931              $   76,528,275.43           100.00%
                                        ==============         =================       =================

      Owner Occupied includes vacation and second homes.



                                    ARM GROUP
                            DISTRIBUTION OF SEASONING

          MONTHS ELAPSED                   NUMBER OF               AGGREGATE             % OF AGGREGATE
         SINCE ORIGINATION              MORTGAGE LOANS         PRINCIPAL BALANCE       PRINCIPAL BALANCE
         -----------------              --------------         -----------------       -----------------
    0  -   6.....................             897              $   74,086,102.71            96.81%
    7  -  12.....................              29                   2,145,346.81             2.80
   13  -  24.....................               5                     296,825.91             0.39
                                        --------------         -----------------       -----------------
    TOTAL   .....................             931              $   76,528,275.43           100.00%
                                        ==============         =================       =================

      Minimum Seasoning:                    0 Months
      Maximum Seasoning:                   21 Months
      Weighted Average Seasoning:           2 Months



                                    ARM GROUP
                  DISTRIBUTION OF CURRENT MORTGAGE COUPON RATES

         RANGE OF CURRENT                  NUMBER OF               AGGREGATE             % OF AGGREGATE
       MORTGAGE COUPON RATES            MORTGAGE LOANS         PRINCIPAL BALANCE       PRINCIPAL BALANCE
       ---------------------            --------------         -----------------       -----------------
   7.001   -   8.000%...........               54              $    5,899,178.33             7.71%
   8.001   -   9.000............              201                  21,052,133.56            27.50
   9.001   -  10.000............              242                  20,811,854.96            27.19
  10.001   -  11.000............              181                  13,427,338.50            17.55
  11.001   -  12.000............              104                   7,179,593.28             9.38
  12.001   -  13.000............               73                   4,665,067.71             6.10
  13.001   -  14.000............               45                   2,334,046.20             3.05
  14.001   -  15.000............               23                     884,375.94             1.16
  15.001   -  16.000............                4                     196,378.19             0.26
  16.001   -  17.000............                3                      56,937.53             0.07
  17.001   -  18.000............                1                      21,371.23             0.03
                                        --------------         -----------------       -----------------
    TOTAL.......................              931              $   76,528,275.43           100.00%
                                        ==============         =================       =================

      Minimum Current Mortgage Coupon Rate:                  7.23%
      Maximum Current Mortgage Coupon Rate:                 17.13%
      Weighted Average Current Mortgage Coupon Rate:         9.91%

                                    ARM GROUP
                  DISTRIBUTION OF MAXIMUM MORTGAGE COUPON RATES

         RANGE OF MAXIMUM                  NUMBER OF               AGGREGATE             % OF AGGREGATE
       MORTGAGE COUPON RATES            MORTGAGE LOANS         PRINCIPAL BALANCE       PRINCIPAL BALANCE
       ---------------------            --------------         -----------------       -----------------
  14.001   -  15.000%...........               56              $    5,964,712.03               7.79%
  15.001   -  16.000............              206                  21,459,348.86              28.04
  16.001   -  17.000............              249                  21,588,932.19              28.22
  17.001   -  18.000............              167                  12,177,512.27              15.91
  18.001   -  19.000............              104                   7,179,593.28               9.38
  19.001   -  20.000............               74                   4,715,782.71               6.16
  20.001   -  21.000............               45                   2,321,731.20               3.03
  21.001   -  22.000............               22                     845,975.94               1.11
  22.001   -  23.000............                4                     196,378.19               0.26
  23.001   -  24.000............                3                      56,937.53               0.07
  24.001   -  25.000............                1                      21,371.23               0.03
                                        --------------         -----------------       -----------------
    TOTAL.......................              931              $   76,528,275.43             100.00%
                                        ==============         =================       =================

      Lowest Maximum Mortgage Coupon Rates:                   14.14%
      Highest Maximum Mortgage Coupon Rates:                  24.13%
      Weighted Average Maximum Mortgage Coupon Rates:         16.89%




                                    ARM GROUP
                  DISTRIBUTION OF MINIMUM MORTGAGE COUPON RATES

         RANGE OF MINIMUM                  NUMBER OF               AGGREGATE             % OF AGGREGATE
       MORTGAGE COUPON RATES            MORTGAGE LOANS         PRINCIPAL BALANCE       PRINCIPAL BALANCE
       ---------------------            --------------         -----------------       -----------------
   5.001   -   6.000%...........                4              $      203,667.99             0.27%
   6.001   -   7.000............                3                     572,274.63             0.75
   7.001   -   8.000............              262                  26,577,200.92            34.72
   8.001   -   9.000............              133                  13,025,982.62            17.02
   9.001   -  10.000............              171                  13,687,685.42            17.89
  10.001   -  11.000............              142                   9,901,762.45            12.94
  11.001   -  12.000............               91                   5,994,872.00             7.83
  12.001   -  13.000............               61                   3,711,416.91             4.85
  13.001   -  14.000............               36                   1,825,228.26             2.39
  14.001   -  15.000............               20                     753,497.28             0.98
  15.001   -  16.000............                4                     196,378.19             0.26
  16.001   -  17.000............                3                      56,937.53             0.07
  17.001   -  18.000............                1                      21,371.23             0.03
                                        --------------         -----------------       -----------------
    TOTAL.......................              931              $   76,528,275.43           100.00%
                                        ==============         =================       =================

      Lowest Minimum Mortgage Coupon Rates:                    5.95%
      Highest Minimum Mortgage Coupon Rates:                  17.13%
      Weighted Average Minimum Mortgage Coupon Rates:          9.28%

                                    ARM GROUP
                             DISTRIBUTION OF MARGINS

                                              AGGREGATE     % OF AGGREGATE
        RANGE OF            NUMBER OF         PRINCIPAL       PRINCIPAL
        MARGINS          MORTGAGE LOANS        BALANCE         BALANCE
        --------         --------------     -------------   --------------
  0.001 - 1.000%......           1          $  241,342.78       0.32%
  1.001 - 2.000.......          48           5,189,793.59       6.78
  2.001 - 3.000.......          74           7,798,154.56      10.19
  3.001 - 4.000.......          63           5,490,821.99       7.17
  4.001 - 5.000.......          66           6,571,354.74       8.59
  5.001 - 6.000.......         204          17,572,992.68      22.97
  6.001 - 7.000.......         207          17,558,746.52      22.94
  7.001 - 8.000.......         134           9,469,890.77      12.37
  8.001 - 9.000.......          76           4,339,606.30       5.67
  9.001 -10.000.......          39           1,575,327.03       2.06
 10.001 -11.000.......           8             352,399.78       0.46
 11.001 -12.000.......          10             337,847.78       0.44
 12.001 -13.000.......           1              29,996.91       0.04
                               ---          --------------    ------
   TOTAL..............         931          $76,528,275.43    100.00%
                               ===          ==============    ======

    Minimum Margin:                  0.45%
    Maximum Margin:                 12.13%
    Weighted Average Margin:         5.51%


                                    ARM GROUP
                           DISTRIBUTION OF LOAN TYPES

                                              AGGREGATE       % OF AGGREGATE
                            NUMBER OF         PRINCIPAL         PRINCIPAL
       LOAN TYPES        MORTGAGE LOANS        BALANCE           BALANCE
       ----------        --------------     --------------    --------------
ARM Loans:
 6-mo. LIBOR..........         226          $21,582,742.42       28.20%
 1 yr. CMT............           5              293,024.62         0.38
Hybrid Mortgage Loans:
 2-yr. fixed/6-mo. LIBOR        50            3,335,573.95         4.36
 3-yr. fixed/6-mo. LIBOR       611           48,436,569.38        63.30
 3-yr. fixed/1-yr.   CMT        17            1,302,551.58         1.70
 5-yr. fixed/6-mo. LIBOR        22            1,577,813.48         2.06
                               ---          --------------      ------
   TOTAL..............         931          $76,528,275.43      100.00%
                               ===          ==============      ======


                                    ARM GROUP
               DISTRIBUTION OF COUPON RATE ADJUSTMENT FREQUENCIES

                                              AGGREGATE      % OF AGGREGATE
   RATE CHANGE PERIOD        NUMBER OF         PRINCIPAL        PRINCIPAL
        (MONTHS)          MORTGAGE LOANS        BALANCE          BALANCE
   ------------------     --------------    --------------   --------------
6......................        909          $74,932,699.23        97.92%
12.....................         22           1,595,576.20          2.08
                               ---          --------------       ------
   TOTAL...............        931          $76,528,275.43       100.00%
                               ===          ==============       ======

                                    ARM GROUP
          DISTRIBUTION OF INITIAL PERIODIC COUPON RATE ADJUSTMENT CAPS

                                              AGGREGATE      % OF AGGREGATE
INITIAL PERIODIC COUPON     NUMBER OF         PRINCIPAL         PRINCIPAL
  RATE ADJUSTMENT CAPS   MORTGAGE LOANS        BALANCE           BALANCE
-----------------------  --------------     --------------   --------------
1.000%.................        264          $24,786,304.44         32.39%
2.000..................         15           1,395,406.67           1.82
3.000..................        652          50,346,564.32          65.79
                               ---          --------------        ------
   TOTAL...............        931          $76,528,275.43        100.00%
                               ===          ==============        ======

    Minimum Initial Periodic Cap:              1.00%
    Maximum Initial Periodic Cap:              3.00%
    Weighted Average Initial Periodic Cap:     2.33%

                                    ARM GROUP
              DISTRIBUTION OF PERIODIC COUPON RATE ADJUSTMENT CAPS

                                               AGGREGATE     % OF AGGREGATE
  PERIODIC COUPON RATE      NUMBER OF          PRINCIPAL       PRINCIPAL
    ADJUSTMENT CAPS      MORTGAGE LOANS         BALANCE         BALANCE
  --------------------   --------------     --------------   --------------
1.000%.................        902          $74,643,002.07       97.53%
1.500..................          5              203,390.56        0.27
2.000..................         24            1,681,882.80        2.20
                               ---          --------------      ------
   TOTAL...............        931          $76,528,275.43      100.00%
                               ===          ==============      ======

    Minimum Periodic Cap:           1.00%
    Maximum Periodic Cap:           2.00%
    Weighted Average Periodic Cap:  1.02%

                                    ARM GROUP
              DISTRIBUTION OF LIFETIME COUPON RATE ADJUSTMENT CAPS

                                              AGGREGATE       % OF AGGREGATE
  LIFETIME COUPON RATE      NUMBER OF         PRINCIPAL         PRINCIPAL
    ADJUSTMENT CAPS      MORTGAGE LOANS        BALANCE           BALANCE
  --------------------   --------------     --------------    --------------
  6.000%...............         25          $ 1,877,223.93         2.45%
  7.000................        906           74,651,051.50        97.55
                               ---          --------------       ------
   TOTAL...............        931          $76,528,275.43       100.00%
                               ===          ==============       ======

    Minimum Lifetime Cap:           6.00%
    Maximum Lifetime Cap:           7.00%
    Weighted Average Lifetime Cap:  6.98%

                                    ARM GROUP
                  NEXT COUPON RATE ADJUSTMENT DATE DISTRIBUTION

                                               AGGREGATE     % OF AGGREGATE
    NEXT COUPON RATE          NUMBER OF        PRINCIPAL       PRINCIPAL
    ADJUSTMENT DATE        MORTGAGE LOANS       BALANCE         BALANCE
    ---------------        --------------   -------------    --------------
June, 2000.............          3          $  173,133.79       0.23%
July, 2000.............          1             105,649.30       0.14
August, 2000...........          4             546,639.55       0.71
September, 2000........          4             289,112.49       0.38
October, 2000..........         24           1,596,486.89       2.09
November, 2000.........          9             531,710.38       0.69
December, 2000.........         12             760,414.26       0.99
January, 2001..........         21           2,155,410.47       2.82
February, 2001.........         39           3,830,009.47       5.00
March, 2001............         44           4,372,408.40       5.71
April, 2001............         31           3,580,772.43       4.68
May, 2001..............         24           2,193,247.11       2.87
June, 2001.............         17           1,835,973.65       2.40
July, 2001.............          5             366,131.66       0.48
August, 2001...........          3             180,219.89       0.24
September, 2001........          3              86,028.60       0.11
October, 2001..........          5             821,326.10       1.07
November, 2001.........          6             279,976.80       0.37
December, 2001.........          6             280,170.36       0.37
January, 2002..........          8             448,612.83       0.59
February, 2002.........          7             492,503.83       0.64
March, 2002............          4             251,626.88       0.33
April, 2002............          3             206,714.62       0.27
May, 2002..............          7             270,711.16       0.35
June, 2002.............          3             197,760.06       0.26
September, 2002........          2             142,845.32       0.19
October, 2002..........          1             114,506.50       0.15
November, 2002.........         30           2,105,636.87       2.75
December, 2002.........         39           2,965,539.47       3.88
January, 2003..........         34           2,746,009.32       3.59
February, 2003.........        162          13,429,311.80      17.54
March, 2003............        155          11,798,047.10      15.41
April, 2003............        129          10,557,743.12      13.79
May, 2003..............         63           5,080,871.47       6.64
June, 2003.............          1             157,200.00       0.21
May, 2004..............          1              17,917.86       0.02
November, 2004.........          3             355,224.28       0.46
December, 2004.........          1              89,943.66       0.12
January, 2005..........          2              95,075.86       0.12
February, 2005.........          7             444,638.73       0.58
March, 2005............          2              74,785.69       0.10
April, 2005............          4             348,227.40       0.46
May, 2005..............          2             152,000.00       0.20
                               ---          --------------    ------
   TOTAL..............         931          $76,528,275.43    100.00%
                               ===          ==============    ======


Weighted Average Next Interest Adjustment Date:                        July 23, 2002
Weighted Average Number of Months to Next Interest Adjustment Date:               27